Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

***** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

PURCHASING AGREEMENT

INNOPHOS, INC. (“BUYER”) hereby agrees to purchase from MISSISSIPPI LIME COMPANY (“SELLER”), and SELLER hereby agrees to sell to said BUYER the following products for shipment to the destinations designated hereunder:

PRODUCTS: Various Grades of Quicklime and Hydrated Lime, as specified in Schedule I, appended hereto and made an integral part hereof (“Products”).

QUANTITY: [*****] Products at its Facilities specified under the section entitled FACILITIES (“Facilities”) below, estimated but not guaranteed to be either less than, or to exceed, the volumes per annum, respectively, indicated in Schedule II, appended hereto and made an integral part hereof. Should Buyer’s actual requirements for Products at any one or all of its Facilities in any Contract Year fall below the minimum of the range stipulated herein, in no event shall Buyer be required to take or otherwise compensate Seller for any such quantities of Products not taken. Buyer shall provide to Seller in writing on or before the last business day of October of each year during the contract its good faith, non-binding estimated requirements for Product for the next calendar year.

QUALITY: Per Specification Sheets appended hereto as Schedule I, and made an integral part hereof (“Specifications”).

INITIAL TERM: A period of [*****] Contract Years, from 1 January 2008 through 31 December [*****]; continuing from year to year thereafter unless either party shall give written notice to the other before 30 September [*****] or any subsequent 30th of September.

PACKAGING (UOM): Short Tons (ST), of 2,000 lbs. each, in bulk, delivered to each of Buyer’s Facilities, respectively.

PRICING & PRICE-ADJUSTMENT: As specified in Schedule III, appended hereto and made an integral part hereof.

TERMS OF PAYMENT: Net 30 Days

TRANSPORTATION MODE & TERMS: In Hopper Cars, FOB Seller’s Facilities. Innophos will be responsible for providing a portion of the Railroad Hopper Cars.

SHIPPING SCHEDULE: As released by personnel at each Facility.

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FACILITIES:

•	Chicago Heights, Illinois

•	Nashville, Tennessee

•	Mission Hills, Mexico

THE ADDITIONAL TERMS AND CONDITIONS ATTACHED HERETO ARE HEREBY INCORPORATED HEREIN AND MADE A PART OF THIS AGREEMENT.

THIS AGREEMENT IS INVALID UNLESS SIGNED BY BOTH PARTIES HEREUNDER.

TERMS AND CONDITIONS

1. Separate Sales: Each delivery hereunder shall constitute a separate sale with the same effect as though made under a separate contract covering only the amount thereof.

2. Taxes: Any new tax, or other governmental charge, or increase thereof including increases in existing taxes, upon the production, sale and/or shipment of the Products sold under this Agreement (other than taxes based upon Seller’s net income), whether by federal, state or municipal authorities, imposed on or after the date of this Agreement, shall be added to the price then in effect hereunder and shall be paid to Seller by Buyer. Seller represents and warrants that all applicable existing taxes are included fully in the Price or separately identified in Schedule III.

3. Product Hazards: Seller shall adequately warn Buyer of the risks associated with handling, using, transporting, storing and disposing of the Product, including without limitation, those set forth in Seller’s Material Safety Data Sheet for Product (“MSDS”). Buyer shall maintain compliance in all material respects with all safety and health related governmental requirements concerning Product.

4. Shipments: Buyer will give Seller detailed instructions for the delivery of goods (with delivery orders, purchase orders or equivalent requests such as requested shipping notes and/or invoices). This Agreement will apply to any purchases so made. Buyer will not accept charges for packaging unless by prior agreement in writing. Any warehousing or customs charges incurred as a result of lack or late receipt of correct documents will be charged to Seller. Buyer shall be responsible for all freight charges.

5. Environmental Compliance: Seller warrants that all substances provided hereunder comply in all material respects with the applicable requirements of federal, state and local environmental laws, including the U.S. Toxic Substances Control Act and the regulations promulgated under such laws.

6. Invoicing: Product will be purchased “F.O.B. Seller’s Plant” and Buyer shall be responsible for transportation charges.

7. Meet or Release: This Meet or Release clause shall become effective January 1, 2009. Should Buyer receive a written competitive offer from another party to supply Products of equal quality, deliverable in quantities constituting [*****] of the remaining contract quantity requirements hereunder, [*****], with equal terms and equal conditions resulting in lower delivered prices than the prices then in effect hereunder, then Buyer may give written notice to Seller. Upon giving written notice, Buyer agrees to provide satisfactory proof to Seller of the competitive offer. Satisfactory proof includes but is not limited to: (i) verification of the competitive written offer; (ii) disclosure of the company and manufacturing location(s) that would sell and produce the Product(s); (iii)

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analytical verification that Products to be supplied are of equal or better quality than the specification listed in Schedule I. After receiving both written notification and satisfactory proof of the written offer; Seller will have 30 days to provide written notification that it will either (i) match the competitive offer by providing pricing equal to the greater of the exact pricing during remaining term of the this contract or the average price over the total term of the competitive offer or (ii) provide an alternate proposal to the Buyer. If Seller elects to match the competitive offer as stated above the new pricing will be effective within thirty (30) days of that election. If Seller provides an alternate proposal, as stated above, Buyer will have (30) days either to accept or decline the alternate proposal. If the alternate proposal is accepted, it would be added as an amendment to this contract and effective within thirty (30) days. If Buyer declines the alternate proposal then Seller will elect a time, no longer than one hundred and twenty (120) days from date the Buyer declines, at which both parties shall thereupon be released from any further obligation under this contract as to the Facilities encompassed by the competitive offer.

8. Production Process Changes: Seller shall notify Buyer ninety (90) days prior to making any changes to Products, which will cause Products not to meet specifications listed in Schedule I or in Seller’s reasonable judgment will otherwise not be reasonably equivalent to Products produced prior to such change, and shall obtain Buyer’s agreement that such changes do not render the Products supplied hereunder unsuitable for Buyer’s use prior to instituting such changes.

9. Quantity And Quality Requirements: Notwithstanding Buyer’s stated requirements for Product(s) herein, Buyer shall have the right to receive Product(s) from another supplier for the purpose of conducting “trial runs” within the time frame and quantities necessary to “test” the efficacy of Product(s) from another supplier, which trial runs shall not last for more than two weeks. Should Seller be unable to meet Buyer’s quantity and quality requirements, it shall be deemed a breach of this Agreement subject to the terms of Section 10. Upon a breach, Buyer may, upon written notice to Seller, reduce the allocation by the amount of Seller’s inability to ship, or cancel this Agreement without any obligation to Seller, if Seller cannot meet Buyer’s quantity and quality requirements upon written notice to Seller.

10. Fulfilling Production Requirements: Subject to Section 11, should Seller fail due to causes within Seller’s control to meet Buyer’s scheduled releases, provided they were previously forecasted in Schedule II, as mutually agreed to by both parties, Seller shall take all reasonable steps, including but not limited to, working extra hours, shifts, or days to fulfill Seller’s obligations hereunder. All costs for such effort will be at Seller’s expense. Further, Seller may use alternate shipping methods to expedite delivery to Buyer to meet schedules to which both parties agree. In such cases, Seller must receive Buyer’s approval prior to the use of any carrier other than those on Buyer’s approved carrier list. Additional shipping costs resulting from expedited deliveries or use of alternate carriers will be at Buyer’s expense.

11. Product Warranties:

(a) All claims relating to quality, quantity, weight, condition and loss of or damage to the Products contained in any delivery hereunder will be deemed waived by Buyer unless made in writing to Seller within thirty (30) days after acceptance of delivery by Buyer, unless such is not reasonably discoverable in which event within ten (10) days from actual discovery; provided, however, in any event all claims of Buyer will be deemed waived unless made in writing to Seller within 90 days of acceptance of delivery by Buyer.

(b) Except as stated in “Patents”, Seller warrants only its title to the Products and that the quality of the Product(s) shall conform to the Specifications. EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED WHETHER THE ITEMS ARE USED ALONE, IN COMBINATION WITH, IN THE MANUFACTURE OF, OR IN THE PRODUCTION OF, OTHER SUBSTANCES, ITEMS, OR OTHERWISE. BUYER’S EXCLUSIVE REMEDY FOR BREACHES OF THIS WARRANTY SHALL BE REPLACEMENT OF THE NON-CONFORMING PRODUCT OR A PRICE ADJUSTMENT FOR THE SHIPMENT OF NON-CONFORMING PRODUCT.

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12. Breach of Terms: In the event either party materially breaches any of the material terms of this Agreement or its extension(s), the non-breaching party shall notify the breaching party and the breaching party shall have thirty (30) days to correct the breach. If said breach is not remedied within such period, the non-breaching party shall then have the right to terminate this Agreement immediately upon written notice without further obligation to the breaching party.

13. Force Majeure: Seller’s failure or inability to make, or Buyer’s failure or inability to take, any delivery or deliveries when due, or the failure or inability of either party to effect timely performance of any other obligation required of it hereunder, other than the payment of money, if caused by “Force Majeure”, as hereinafter defined, shall not constitute a default hereunder or subject the party affected by Force Majeure to any liability to the other; provided, however, the party so affected shall promptly notify the other of the existence thereof and of its expected duration and the estimated effect thereon upon its ability to perform its obligations hereunder. Such party shall promptly notify the other party when such Force Majeure circumstance has ceased to affect its ability to perform its obligations hereunder. The quantity to be delivered hereunder shall be reduced to the extent of the deliveries omitted for such cause or causes unless both parties agree that the total quantity to be delivered shall remain unchanged; and Buyer shall be free to purchase elsewhere any quantities Seller is unable to deliver due to such Force Majeure circumstance. For so long as its ability to perform hereunder is affected by such Force Majeure circumstances, Seller may, at its option, elect to allocate its total production of such Products among its various requirements therefore (e.g., manufacturing and sales) in such manner as Seller deems practicable and which, in the opinion of Seller, is fair and reasonable [*****] for Buyer’s facilities covered by the Agreement. During the time that Seller is unable to make deliveries or otherwise perform, it shall not be obligated to procure, or to use its best efforts to procure, any quantity of Products sold hereunder from any alternate producer or supplier. As used herein, the term “Force Majeure” shall mean and include any act of God, war, riot, fire, explosion, accident, flood, sabotage, governmental laws, regulations, order, injunction, or other acts of government (including any agency or department of the United States of America), strikes, plant or equipment failure, lack of availability of materials, energy, labor, or equipment, and other circumstances beyond the reasonable control of the affected party. In the event a Force Majeure circumstance affects either party’s performance hereunder for at least 60 consecutive days, the party who is able to perform may terminate this Agreement upon written notice to the affected party.

14. Fair Labor Standards Act: Seller agrees that the materials produced hereunder shall be in compliance with all acceptable requirements of the Fair Labor Standards Act of 1938, as amended, and of Regulations and Orders of the United States Department of Labor issued under Section 14 thereof and agrees to so certify on its invoices if so directed by Buyer.

15. Patents: Seller warrants that the Products shall be delivered free of the rightful claim of any third person for infringement of any U.S. patent covering the Products. Seller does not warrant against infringement by, and assumes no responsibility by reason of, the use of the Products in combination with other materials or apparatus or in the operation of any process or apparatus. Seller disclaims any warranty against infringement to the extent that the Products are supplied according to Buyer’s design or specifications.

In the event of the commencement of any suit or proceeding against Buyer for infringement covered by the above warranty, Buyer shall notify Seller promptly, in writing, of the commencement of such suit or proceeding. Seller shall indemnify, hold harmless, and defend Buyer with respect to such suit or proceeding in Buyer’s name; and Buyer will render to Seller all reasonable assistance for the defense or settlement thereof. Buyer shall not settle or compromise any such suit or proceeding without the prior written consent of Seller.

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16. WAIVER OF CONSEQUENTIAL DAMAGES: IN NO EVENT WILL SELLER OR BUYER BE LIABLE UNDER ANY THEORY OF RECOVERY (WHETHER BASED IN CONTRACT, NEGLIGENCE OF ANY KIND, STRICT LIABILITY OR TORT) FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, IN ANY WAY RELATED, ARISING FROM OR RESULTING FROM THIS AGREEMENT. A PARTY’S EXCLUSIVE REMEDY SHALL BE DIRECT DAMAGES OR SPECIFIC PERFORMANCE FOR A MATERIAL BREACH OF ANY TERM OR CONDITION OF THIS AGREEMENT BY THE OTHER PARTY.

17. Waiver: The failure of either party to enforce at any time any of the provisions of this Agreement shall in no way constitute or be construed as a waiver of that or any other provision of this Agreement, nor in any way to affect the validity of this Agreement or any provision hereof or the right of such party to enforce thereafter each and every provision of this Agreement. No waiver of any provision or breach of this Agreement shall be deemed to be a waiver of any other provision or breach.

18. Governing Law: Any dispute under this Agreement shall be first settled by and between the managements of both parties, and if such dispute cannot be resolved within 30 days of written notice of such dispute by either party to the other party, then settled by arbitration in Chicago, IL within 90 days of the expiration of such management discussion period, pursuant to the rules, then obtaining, of the American Arbitration Association. The award shall be final and judgment thereon may be entered in and enforced in any court having jurisdiction. The arbitrator shall apply Delaware law, without giving effect to principles of conflicts of laws and may not vary the terms of this Agreement or impose any remedy not allowed under this Agreement.

19. Notices: Any notice given under this Agreement shall be in writing and addressed to the other party at the address specified in this paragraph. Notice may be given by U.S. mail (first class or certified), any personal delivery service, fax, or telex. Any notice required or permitted hereunder shall be deemed given upon the earlier of (i) the day of actual receipt by the party to whom notice is being given or the following business day if actual receipt is during a non-business day of the receiving party or is after regular business hours on a business day of the receiving party, or (ii) the fourth day after being deposited postage prepaid in the U.S. Mail as first class mail. Notice by fax or telex shall be deemed to be in actual receipt upon the confirmation of transmission to the receiving party. Any notice should be addressed as follows:

To Seller:	The Mississippi Lime Company
3870 S. Lindbergh Blvd., Suite 200
St. Louis, MO 63127
Attention: William H. Ayers
Vice President - Sales & Marketing
[E-mail: whayers@mississippilime.com]

To Buyer:	INNOPHOS INC.
259-N Prospect Plains Road
Cranbury, New Jersey 08512
Attention: Patrick R. Crowley
Director - Energy & Raw Materials Purchasing
[email: Patrick.crowley@innophos.com]

20. Entire Agreement: This Agreement and any attachments or addenda hereinafter set forth contain the entire agreement between the parties hereto and supersedes all prior contracts, agreements or understandings between the parties hereto with respect to the subject matter herein. There are no oral representations, stipulations, warranties, agreements or understandings with respect to the subject matter of this Agreement, which are not fully expressed herein. Neither this Agreement nor its execution has been induced by any representation, stipulation, warranty, agreement or understanding of any kind other than those herein expressed.

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21. No Modification: No amendment, addition to, alteration, modification or waiver of all or any part of this Agreement shall be of any force or effect, whether by course of conduct or otherwise, unless in writing and signed by Seller and Buyer. If the provisions of this Agreement and the provisions of any purchase order or order acknowledgment written in connection with the Agreement conflict, then the provisions of this Agreement shall prevail.

22. Agreement Precedence: The terms and conditions of Buyer’s purchase order shall supplement the terms and conditions of this Agreement; however, in the event of any conflict between this Agreement and Buyer’s purchase order form or other agreements which may be negotiated between the parties, this Agreement shall take precedence. In the event of any conflict between this Agreement and any amendments or supplements thereof, the amendments or supplements shall take precedence.

23. Assignment: This Agreement shall inure to the benefit of and be binding upon the successors of the parties hereto but shall not otherwise be transferable or assignable unless agreed upon in writing by both parties.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement.

MISSISSIPPI LIME COMPANY, Seller		INNOPHOS INC., Buyer

By:	/s/ William H. Ayers	By:	/s/ Randolph Gress

Print Name:	William H. Ayers	Print Name:	Randolph Gress

Title:	Vice President-Sales & Marketing	Title:	President & CEO

Date:	March 11, 2008	Date:	March 6, 2008

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SCHEDULE I

PRODUCT SPECIFICATIONS

Mississippi Lime Company/INNOPHOS INC., Inc.

QUICKLIME AND HYDRATED LIME SPECIFICATIONS

I.	Product: 2” Pebbled Quicklime

Use-Location: Chicago Heights, IL

Property	Specification	Test Method	Sampling Basis

Assay (total CaO)	95.0%, minimum	ASTM C 1271-99	One per rail car

MgO	1.5%, maximum	ASTM C 1271-99	One per rail car

LOI (by CO2)	10.0%, maximum	MLCo #20	One per rail car

Al2O3	0.25%, maximum	ASTM C 1271-99	One per rail car

Arsenic (as As)	1 ppm, maximum	FCC	Quarterly Composite Average

Fluoride (as F)	95 ppm, maximum	MLCo #38	One per rail car

Total Heavy Metals (as Pb)	30 ppm, maximum	FCC	Quarterly Composite Average

Lead (as Pb)	2 ppm, maximum	FCC	Quarterly Composite Average

Acid Insolubles	1.0%, maximum	ASTM C 1271-99	One per rail car

(T-140 Mesh Screen) Particle Size	2”	N/A	N/A

(“Pebble” Diameter)

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SCHEDULE I (Continued)

II.	Product: 1” Pebbled Quicklime

Use-Location: Nashville, TN

Property	Specification	Test Method	Sampling Basis

Assay (total CaO)	95.0%, minimum	ASTM C1271-99	One per rail car

MgO	1.5%, maximum	ASTM C1271-99	One per rail car

LOI (by CO2)	10.0%, maximum	MLCo #20	One per rail car

R2O3	1.0%, maximum	ASTM C 1271-99	Quarterly Composite Average

Arsenic (As)	1 ppm, maximum	FCC	Quarterly Composite Average

Fluoride (as F)	100 ppm, maximum	MLCo # 38	One per rail car

Lead (as Pb)	2 ppm, maximum	FCC	Quarterly Composite Average

Acid Insolubles	1.0%, maximum	MLCo # 1	Quarterly Composite Average

(T-140 Mesh Screen) Particle Size	1”	N/A	N/A

(“Pebble” Diameter) Sievings, minus 1/8 inch	15.0%, maximum	MLCo # 95	One per rail car

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SCHEDULE I (Continued)

III.	Product: 1” Pebbled Quicklime

Use-Location: Mission Hills, Mexico

Property	Specification	Test Method	Sampling Basis

Assay (total CaO)	95.0%, minimum	ASTM C1271-99	One per rail car

MgO	1.5%, maximum	ASTM C1271-99	One per rail car

LOI (by CO2)	10.0%, maximum	MLCo #20	One per rail car

Al2O3	0.25%, maximum	ASTM C 1271-99	One per rail car

Arsenic (as As)	1 ppm, maximum	FCC	Quarterly Composite Average

Fluoride (as F)	95 ppm, maximum	MLCo # 38	One per rail car

Total Heavy Metals (as Pb)	30 ppm, maximum	FCC	Quarterly Composite Average

Lead (as Pb)	2 ppm, maximum	FCC	Quarterly Composite Average

Acid Insolubles	1.0%, maximum	MLCO # 1	Quarterly Composite Average

(T-140 Mesh Screen) Particle Size	1”	N/A	N/A

(“Pebble” Diameter)

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SCHEDULE I (Continued)

IV.	Product: Hydrated Lime - MicroCal HF (Nashville, TN)

Property	Specification	Test Method	Sampling Basis

Assay (total Ca(OH)2)	95.0%, minimum	ASTM C 1271-99	Each shipment

APHA PAD (25g sample)	3 mg, maximum	INNOPHOS Inc.	INNOPHOS Inc.

R2O3	0.5%, maximum	ASTM C 1271-99	Quarterly Composite Average

MgO	4.8%, maximum	ASTM C 1271-99	Quarterly Composite Average

Arsenic (as As)	1 ppm, maximum	FCC	Quarterly Composite Average

Fluoride (as F)	100 ppm, maximum	MLCo # 38	Each shipment

Lead (as Pb)	2 ppm, maximum	FCC	Quarterly Composite Average

Acid Insolubles	1.0%, maximum	FCC	Quarterly Composite Average

(T-140 Mesh Screen)

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SCHEDULE I (Continued)

Product: Codex Hydrated Lime - VitaCal H

Use-Locations: Nashville, TN; Chicago Heights, IL

Property	Specification	Test Method	Sampling Basis

Assay Ca(OH)2	95.0 -100.5%,	FCC	Each shipment

Identification	Pass	FCC	Each Shipment

Carbonate	Pass	FCC	Each Shipment

Magnesium and alkali salts	4.8%, maximum	FCC	Quarterly Composite Average

Arsenic (as As)	3 ppm, maximum	FCC	Quarterly Composite Average

Fluoride (as F)	0.005% maximum	FCC	Each shipment

Lead (as Pb)	2 ppm, maximum	FCC	Quarterly Composite Average

Acid insoluble substances	0.5%, maximum	FCC	Quarterly Composite Average

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SCHEDULE II

QUANTITY

INNOPHOS LIME - CONSUMING LOCATIONS	INNOPHOS LIME-USAGE PROFILE [*****]	SHIPPING MODE-SKU	ANNUAL VOL (ST)

MISSION HILLS / MEXICO	2” PEBBLED QUICKLIME	RAIL-BULK	[*****]

CHICAGO HEIGHTS / IL	1” PEBBLED QUICKLIME	RAIL-BULK	[*****]

NASHVILLE / TN	1” PEBBLED QUICKLIME	RAIL-BULK	[*****]

	PEBBLED QUICKLIME SUB-TOTAL =		[*****]

NASHVILLE / TN	HYDRATED LIME (MicroCal HF)	TRUCK-BULK	[*****]

CHICAGO HEIGHTS / IL	HYDRATED LIME (VitaCal H)	TRUCK-BAGS	[*****]

	HYDRATED LIME SUB-TOTAL =		[*****]

	ALL GRADES COMBINED: GRAND TOTAL =		[*****]

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SCHEDULE III

PRICING

Seller: Mississippi Lime Company, St. Louis, MO

Buyer: Innophos, Inc., Cranbury, NJ

Products: As stated below, meeting specifications in Schedule I.

Prices stated on a per-ton (2,000 lbs./each) basis: F.O.B. Ste. Genevieve, MO

Effective Dates of Pricing
Products	Innophos Locations	Price Per Short Ton*	Pricing Begins	Pricing Changes
[*****] Quicklime	Chicago Heights, IL	[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
[*****] Quicklime	Nashville, TN	[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
[*****] Quicklime	Mission Hills, MX	[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]

*  An “Upfront Rebate” of [*****] will apply to all [*****] Quicklime shipments during the term of this Purchasing Agreement as long as Seller maintains [*****] of supply of Lime Product requirements to all Buyer’s Facilities. Should Seller cease [*****] of Product to Buyer’s above-named Facilities, then [1] said “Upfront Rebate” shall be removed with immediate effect; [2] Buyer shall thereafter pay the prices listed above for the duration of this Agreement’s remaining term; and [3] within 30 days after the date Seller ceases being sole supplier of lime to Buyer, Buyer shall repay all “Upfront Rebate” amounts previously earned from the commencement date of this Agreement until such date as [*****] Product to all Buyer’s Facilities.

[*****]	Nashville, TN	[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
[*****]	Nashville, TN	[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]
		[***** ]	[*****]	[*****]

*	50-lbs bags of [*****] will be priced [*****] above the bulk pricing listed above.

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